                                                                   EXHIBIT 99.1

                       CONVERSION AND OFFSET AGREEMENT


         This Agreement is made effective as of the 15th day of May, 1997, by and between The Original Pasta Co., a Texas corporation f/k/a Pasta Acquisition Co. ("Pasta Co."), Marco's Mexican Restaurants, Inc., a Texas corporation ("Marco's"), both wholly owned subsidiaries of Watermarc Food Management Co., Watermarc Food Management Co., a Texas corporation ("Watermarc"), and Ghulam
M. Bombaywala, (hereafter jointly referred to as "the Parties").

         WHEREAS, on the 14th day of September 1995, Pasta Co. executed a note in the principal amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) in favor of Ghulam M. Bombaywala; and

         WHEREAS, on the 14th day of September 1995, Pasta Co. executed a note in the principal amount of One Million Dollars ($1,000,000.00) in favor of Ghulam M. Bombaywala (both notes hereafter jointly referred to as the "Notes"); and

         WHEREAS, the Notes were guaranteed by Watermarc pursuant to a Guaranty Agreement dated September 14, 1995, in favor of Mr. Bombaywala; and

         WHEREAS, the Parties wish to convert the Notes payable by Pasta Co. to Mr. Bombaywala in the total principal amount of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00) for Seven Million Five Hundred Thousand (7,500,000) shares (the "Shares") of the common stock of Watermarc, $.05 par value (the "Common Stock") and/or the right to receive the Shares at a later date as hereinafter described in Section 2 hereof (the "Rights"); and

         WHEREAS, on the 26th day of January 1996, Pasta Co. executed notes in the principal amounts of Two Hundred Twenty Four Thousand Two Hundred Two Dollars ($224,202.00) and Five Hundred Ninety Five Thousand Dollars ($595,000.00) in favor of Ghulam M. Bombaywala (hereafter jointly referred to as the "Exchange Notes"); and

         WHEREAS, on the 31st day of July 1994, Ghulam M. Bombaywala executed a note in the principal amount of Two Million One Hundred Seventy Five Thousand Three Hundred Ten Dollars and Forty Cents ($2,175,310.40) in favor of Marco's (the "Marco's Note"); and

         WHEREAS, the Parties wish to offset the Exchange Notes so that the collective principal amount of Eight Hundred Nineteen Thousand Two Hundred Two Dollars ($819,202.00) due to Mr. Bombaywala shall be offset against the Marco's Note due to Marco's; and

         NOW, THEREFORE, for and in consideration of the premises hereunder, the Parties agree as follows:

         1. Ghulam M. Bombaywala forgives and forever discharges the following Notes owed to him by Pasta Co. in the total principal sum of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00), together with all interest, accrued and unaccrued, and forever releases and discharges Watermarc from its corporate guarantee of such obligations:

                  That certain Promissory Note dated September 14, 1995 by and between Pasta Acquisition Co., as Maker, and Ghulam M. Bombaywala, as Payee, in the amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) attached hereto as Exhibit A ; and

                  That certain Promissory Note dated September 14, 1995 by and between Pasta Acquisition Co., as Maker, and Ghulam M. Bombaywala, as Payee, in the amount of One Million Dollars ($1,000,000.00) attached hereto as Exhibit B; and

         2. Mr. Bombaywala shall have the right to receive Seven Million Five Hundred Thousand (7,500,000) Shares of Watermarc's Common Stock based upon a value of Fifty Cents ($.50) per share (hereinafter referred to as "Rights"). The Parties acknowledge and agree that the Shares cannot be issued immediately due to insufficient authorized shares of Common Stock of Watermarc and Watermarc's obligation to reserve shares of Common Stock for future issuances pursuant to outstanding obligations, including those related to its outstanding Series A Warrants, its 9% Cumulative Convertible Preferred Stock and other warrant or option agreements. In addition, Watermarc desires to retain a portion of its authorized but unissued Common Stock for general corporate purposes. Accordingly, the Parties agree that Watermarc may issue some portion of the Shares prior to the shareholder's meeting (the "Meeting") referred to below as determined by the Board of Directors of Watermarc in its sole discretion. All Shares not approved and issued by the Board of Directors prior to the Meeting shall be issued if and only if Watermarc receives shareholder approval at the Meeting of an increase in Watermarc's authorized shares of Common Stock or a reverse stock split (which would have the effect of increasing Watermarc's authorized but unissued shares of Common Stock), which Watermarc shall diligently seek at the next annual or other Meeting of shareholders.

         3. The Rights of Mr. Bombaywala to receive the Shares (or any unissued portion of the Shares) shall be proportionately adjusted to reflect any share combinations, divisions, stock splits, reverse stock splits, stock dividends or other increases or decreases in Common Stock that proportionately affect all holders of the Common Stock and he shall have, with respect to the Rights, the right to receive a proportionate share of any consideration or securities as a result of any exchange, reclassification, reorganization, merger, business combination or other transaction on the same basis as any holders of the outstanding shares of Common Stock.

         4. Ghulam M. Bombaywala forgives and forever discharges the Exchange Notes owed to him by Pasta Co. in the total principal sum of Eight Hundred Nineteen Thousand Two Hundred Two Dollars ($819,202.00), together with all interest, accrued and unaccrued, specifically:

                  That certain Promissory Note dated January 26, 1996, by and between Pasta Acquisition Co., as Maker, and Ghulam M. Bombaywala, as Payee, in the amount of Two Hundred Twenty Four Thousand Two Hundred Two Dollars ($224,202.00) attached hereto as Exhibit C; and

                  That certain Promissory Note dated January 26, 1996, by and between Pasta Acquisition Co., as Maker, and Ghulam M. Bombaywala, as Payee, in the amount of Five Hundred Ninety Five Thousand Dollars ($595,000.00) attached hereto as Exhibit D.

         5. Watermarc and Marco's agree that the principal amount due under the Marco's Note, attached hereto as Exhibit E, shall be reduced by the sum of Eight Hundred Nineteen Thousand Two Hundred Two Dollars ($819,202.00).

         6. This Agreement shall be construed according to and be governed by the laws of the State of Texas. The Parties agree that venue for any litigation arising out of this Agreement shall lie in Houston, Harris County, Texas.

         7. This Agreement contains the entire agreement of the Parties with respect to the matters covered by its terms. No other agreement, statement, or promise made by any party, or to any employee, officer, or agent of any party, that is not contained in this Agreement shall be of any force or effect.

         This Agreement is executed by the Parties on the day and year first above written.

                                      /s/ GHULAM M. BOMBAYWALA
                                      -----------------------------------
                                      Ghulam M. Bombaywala, Individually


                                      Watermarc Food Management Co.

                                      /s/ ANGELO PITILLO
                                      ------------------------------------
                                      By: Angelo Pitillo
                                          President and Chief Operating Officer


                                      The Original Pasta Co.

                                      /s/ ANGELO PITILLO
                                      ------------------------------------
                                      By: Angelo Pitillo
                                          President


                                      Marco's Mexican Restaurants, Inc.

                                      /s/ ANGELO PITILLO
                                      --------------------------------------
                                      By: Angelo Pitillo
                                          President

                                  EXHIBIT A



                                PROMISSORY NOTE

$2,750,000.00                    HOUSTON, TEXAS             SEPTEMBER 14, 1995

        PASTA ACQUISITION CO., a Texas corporation (hereinafter called "Maker"), for value received, promises and agrees to pay in installments and as herein provided unto the order of GHULAM M. BOMBAYWALA, a resident of Fort Bend County, Texas, whose business address is 10777 Westheimer, Suite 1030, Houston, Texas 77042 or at such other address as Payee shall designate, in lawful currency of the United States of America, the principal sum of TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000.00), together with interest thereon from and after the date hereof at the rate of ten percent (10%) per annum until maturity. All past due principal and interest shall bear interest until paid at twelve percent (12%) per annum (but in no event to exceed the maximum rate of nonusurious interest allowed by law). All sums paid hereon shall apply first to the satisfaction of accrued interest and the balance to the unpaid principal.

        INTEREST AND PRINCIPAL ON THIS NOTE is payable as follows: interest on the outstanding principal hereof shall be payable quarterly on the 15th day of December, March, June and September of each year in which any principal remains outstanding hereunder; provided, however, commencing September 15, 2000, on each quarterly interest payment date, Maker shall make quarterly payments of principal in amount sufficient to amortize and pay all then remaining principal in pro rata quarterly installments by September 15, 2002. Notwithstanding anything herein to the contrary, this Note shall not accrue or bear interest during the "Pre Effective Period" as such term is defined in the Merger agreement (as herein after defined).

        IT IS ESPECIALLY agreed between the parties hereto that time is of the essence with respect to the payment of this Note and, if an "Event of Default" (as defined below) occurs, the owner and holder of this Note may, at its option, declare all sums owing hereon at once due and payable. If default is made in the payment of this Note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees and is also to pay to the owner and holder of this Note all reasonable attorney's or collection fees incurred.

        IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follow: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or,




                                                                      --------
                                  Page 1 of 5                         INITIALS

$2,750,000.00                  HOUSTON, TEXAS              SEPTEMBER 14, 1995


if this Note shall have been paid in full, refunded to Maker); (ii) in the event that maturity of the Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker); and (iii) it is further agreed, without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged, or received on this Note that are made for the purpose of determining whether such rate exceeds the maximum amount of interest allowed by applicable law, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Note so that such rate of interest on account of this Note, as so calculated, is uniform throughout the term thereof; and (iv) that the Maker and Payee agree that for the purposes of this paragraph, the applicable interest ceiling is the Highest Lawful Rate under the laws of any jurisdiction which may be held to apply to this Note.

        EVENT OF DEFAULT OR DEFAULT shall mean the occurrence of any of the following events:

        1. Maker's failure to pay principal of, or interest on, this Note as and when due and payable or the failure of Maker or the Guarantor, as defined below, to pay when due any installment or payment of principal or interest owed by Maker or Guarantor to Payee under the Notes as defined in Section 2.02 of the Merger Agreement;

        2. Maker or Guarantor fails to perform or observe any material term, covenant or agreement contained in the Guaranty Agreement or the Security Documents referred to below;

        3. Maker, Guarantor or any of their material subsidiaries shall individually or collectively: (a) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; (b) commence any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (c) have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; (d) take any board or shareholder action approving any such petition, application, proceeding, or order for relief or the appointment of a custodian.



                                                                     --------
                                  Page 2 of 5                        INITIALS

$2,750,000                   HOUSTON, TEXAS                  SEPTEMBER 14, 1995



     receiver or trustee for all or any substantial part of its properties; or
     (e) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

4. The Guaranty Agreement or Security Documents shall at any time after execution and delivery thereof and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Guarantor or Maker or if Guarantor or Maker shall deny that it or they have any liability or obligation under, or shall fail to perform their respective obligations under, the Guaranty Agreement or Security Agreements.

     IF ANY EVENT OF DEFAULT shall occur and be continuing under this Note, Payee or any owner and holder of this Note agrees to provide Maker and the Guarantor hereof thirty (30) days prior written notice specifying such default and providing Maker an opportunity to cure such default within such period prior to any acceleration of this Note; provided, however, no notice shall be required upon the occurrence of the Events of Default set forth in clauses (a),
(b) or (d) of number subparagraph 3 of this Note above and sixty (60) days prior written notice shall be provided upon the occurrence of the Events of Default set forth in numbered subparagraphs 2 and 4 above. Following such written notice, if required, and the failure of Maker to cure such default in every respect all indebtedness represented by this Note shall be immediately due and payable without further action or notice by Payee or any holder hereof to Maker. If Maker cures such default after receiving notice thereof, Maker shall provide written notice to Payee or the owner and holder hereof stating the steps taken to cure such default and stating that the default is cured within the specified notice period.

     MAKER reserves the option of prepaying the principal of this Note, in whole or in part, at any time after the date hereof without penalty. Accrued and unpaid interest with respect to such principal amount prepaid is due and payable on the date of such prepayment. Maker shall be required to prepay the Note to the extent and in the circumstances set forth in Section 2.02 of the Plan and Agreement of Merger by and among Maker, Guarantor, Payee and The Original Pasta Company dated effective as of September 14, 1995 (the "Merger Agreement"). Payment of this Note is subordinated in the circumstances set forth in Section 2.02 of the Merger Agreement.

     THIS NOTE is entitled to the benefits of and the security afforded by (i) that certain Security Agreement between Maker and Payee dated September 14, 1995; (ii) Pledge and Security Agreement dated September 14, 1995 between Watermarc Food Management Co. ("Guarantor") and Payee dated September 14, 1995;
(iii) the Guaranty Agreement executed by the Guarantor in favor of the Payee dated September 14, 1995; and (iv) any other agreements, instruments or filings intended to provide security for this Note as provided for in Section 2.02 of the Merger Agreement (collectively, the "Security Documents").



                                                                     --------
                                  Page 3 of 5                        INITIALS

$2,750,000.00                   HOUSTON, TEXAS               SEPTEMBER 14, 1995


        IN THE EVENT OF ANY DISPUTE or litigation between the Payee and the Maker or Guarantor or any other person or party with respect to this Note, the Merger Agreement or the Security Documents or with respect to any other matter, thing, event or occurrence, whether past, present or arising in the future, the Maker waives all rights of set off, offset and the right to interpose make any legal claims or counterclaims, the effect of which would be to delay, reduce, deny, limit or offset its obligations under this Note.

        IF THE EVENT OF ANY CONFLICT between the terms and provisions of this Note, the Security Documents or the Merger Agreement or any other agreement relating hereto or thereto, the terms and provisions of this Note shall control.

        EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN, Maker and any endorsers or guarantors of this Note severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, bringing of suit, and diligence in taking any action to collect any sums owing under Note or in proceeding against any of the rights and properties securing payment of this Note, and indulgences of every kind. Maker and any endorsers or guarantors of this Note agree that, from time to time, both before and after the maturity date of this Note and without notice, Payee may renew the indebtedness evidenced by this Note, extend the time for any payments on the Note, consent to the substitution of security, accept additional security, or release any existing security for this Note and accept partial payments of this Note without in any manner effecting the liability of maker or any endorser or guarantor under or with respect to this Note, even though Maker or such endorser or guarantor is not a party to any agreement regarding such actions.

        NEITHER THE Payee's acceptance of partial or delinquent performance or payment nor any forbearance, failure or delay by Payee or any holder hereof in exercising any right, power or remedy shall be deemed a waiver of any obligation of the Maker or any endorser, guarantor or other party liable for payment of this Note or of any right, power or remedy of the Payee or any holder hereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        THE PROVISIONS OF THIS NOTE may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the Maker and Payee or any holder hereof. If any term or provision of this Note shall be held invalid, illegal or unenforceability, the validity of all other terms and provisions shall in no way be effected thereby. Any waiver or forbearance must be in writing to be effective against the Payee or any holder hereof and shall only be applicable in the specific instance for which it is given.

        THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.


                                                                     --------
                                 Page 4 or 5                         INITIALS

$2,750,000.00               HOUSTON, TEXAS            SEPTEMBER 14, 1995




                                                PASTA ACQUISITION CO.


                                                By:  /s/  ANGELO PITILLO
                                                   ___________________________
                                                    Angelo Pitillo, President







                                                                 --------
                                  Page 5 of 5                    INITIALS

                                  EXHIBIT B



                            PROMISSORY NOTE

$1,000,000.00               HOUSTON, TEXAS                SEPTEMBER 14, 1995

        PASTA ACQUISITION CO., a Texas corporation (hereinafter called
"Maker"), for value received, promises and agrees to pay in installments and as herein provided unto the order of GHULAM M. BOMBAYWALA, a resident of Fort Bend County, Texas, whose business address is 10777 Westheimer, Suite 1030, Houston, Texas 77042 or at such other address as Payee shall designate, in lawful currency of the United States of America, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), together with interest thereon from and after the date hereof at the rate of ten percent (10%) per annum until maturity. All past due principal and interest shall bear interest until paid at twelve percent (12%) per annum (but in no event to exceed the maximum rate of nonusurious interest allowed by law). All sums paid hereon shall apply first to the satisfaction of accrued interest and the balance to the unpaid principal.

        INTEREST AND PRINCIPAL ON THIS NOTE is payable as follows: interest on the outstanding principal hereof shall be payable quarterly on the 15th day of December, March, June and September of each year in which any principal remains outstanding hereunder; $500,000.00 of the principal hereof is due December 31, 1996 and all remaining principal and any interest remaining unpaid on this Note is due and payable on December 31, 1997. Notwithstanding anything to the contrary, this Note shall not accrue or bear interest during the "Pre Effective Period" as such term is defined in the Merger Agreement (as hereinafter defined).

        IT IS ESPECIALLY agreed between the parties hereto that time is of the essence with respect to the payment of this Note and, if an "Event of Default" (as defined below) occurs, the owner and holder of this Note may, at its option, declare all sums owing hereon at once due and payable. If default is made in the payment of this Note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees and is also to pay to the owner and holder of this Note all reasonable attorney's or collection fees incurred.

        IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) in the event that maturity of the Note is accelerated by reason of an election by the holder hereof resulting from any default

                                                                  ________
                              Page 1 of 5                         INITIALS

$1,000,000.00                  HOUSTON, TEXAS                SEPTEMBER 14, 1995


hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker); and (iii) it is further agreed, without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged, or received on this Note that are made for the purpose of determining whether such rate exceeds the maximum amount of interest allowed by applicable law, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Note so that such rate of interest on account of this Note, as so calculated, is uniform throughout the term thereof; and (iv) that the Maker and Payee agree that for the purposes of this paragraph, the applicable interest ceiling is the Highest Lawful Rate under the laws of any jurisdiction which may be held to apply to this Note.

        EVENT OF DEFAULT OR DEFAULT shall mean the occurrence of any of the following events:

        1. Maker's failure to pay the principal of, or interest on, this Note as and when due and payable or the failure of Maker or the Guarantor, as defined below, to pay when due any installment or payment of principal or interest owed by Maker or Guarantor to Payee under the Notes as defined in Section 2.02 of the Merger Agreement;

        2. Maker or Guarantor fails to perform or observe any material term, covenant or agreement contained in the Guaranty Agreement or the Security Documents referred to below;

        3. Maker, Guarantor or any of their material subsidiaries shall individually or collectively: (a) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; (b) commence any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (c) have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; (d) take any board or shareholder action approving any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (e)

                                                                  ________
                                  Page 2 of 5                     INITIALS

$1,000,000.00                 HOUSTON, TEXAS                 SEPTEMBER 14, 1995



                suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

        4. The Guaranty Agreement or Security Documents shall at any time after execution and delivery thereof and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Guarantor or Maker or if Guarantor or Maker shall deny that it or they have any liability or obligation under, or shall fail to perform their respective obligations under, the Guaranty Agreement or Security Agreements.

        IF ANY EVENT OF DEFAULT shall occur and be continuing under this Note, Payee or any owner and holder of this Note agrees to provide Maker and the Guarantor hereof thirty (30) days prior written notice specifying such default and providing Maker an opportunity to cure such default within such period prior to any acceleration of this Note; provided, however, no notice shall be required upon the occurrence of the Events of Default set forth in clauses (a), (b) or
(d) of numbered subparagraph 3 of this Note above and sixty (60) days prior written notice shall be provided upon the occurrence of the Events of Default set forth in numbered subparagraphs 2 and 4 above. Following such written notice, if required, and the failure of Maker to cure such default in every respect all indebtedness represented by this Note shall be immediately due and payable without further action or notice by Payee or any holder hereof to Maker. If Maker cures such default after receiving notice thereof, Maker shall provide written notice to Payee or the owner and holder hereof stating the steps taken to cure such default and stating that the default is cured within the specified notice period.

        MAKER reserves the option of prepaying the principal of this Note, in whole or in part, at any time after the date hereof without penalty. Accrued and unpaid interest with respect to such principal amount prepaid is due and payable on the date of such prepayment. Maker shall be required to prepay the Note to the extent and in the circumstances set forth in Section 2.02 of the Plan and Agreement of Merger by and among Maker, Guarantor, Payee and The Original Pasta Company dated effective as of September 14, 1995 (the "Merger Agreement"). Payment of this Note is subordinated in the circumstances set forth in Section 2.02 of the Merger Agreement.

        THIS NOTE is entitled to the benefits of and the security afforded by
(i) that certain Security Agreement between Maker and Payee dated September 14, 1995; (ii) the Pledge and Security Agreement dated September 14, 1995 between Watermarc Food Management Co. ("Guarantor") and Payee dated September 14, 1995;
(iii) the Guaranty Agreement executed by the Guarantor in favor of the Payee dated September 14, 1995; and (iv) any other agreements, instruments or filings intended to provide security for this Note as provided for in Section 2.02 of the Merger Agreement (collectively the "Security Documents").




                                                                  --------
                                  Page 3 of 5                     INITIALS

$1,000,000.00                  HOUSTON, TEXAS                SEPTEMBER 14, 1995


     IN THE EVENT OF ANY DISPUTE or litigation between the Payee and the Maker or Guarantor or any other person or party with respect to this Note, the Merger Agreement or the Security Documents or with respect to any other matter, thing, event or occurrence, whether past, present or arising in the future, the Maker waives all rights of set off, offset and the right to interpose make any legal claims or counterclaims, the effect of which would be to delay, reduce, deny, limit or offset its obligations under this Note.

     IN THE EVENT OF ANY CONFLICT between the terms and provisions of this Note, the Security Documents or the Merger Agreement or any other agreement relating hereto or thereto, the terms and provisions of this Note shall control.

     EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN, Maker and any endorsers or guarantors of this Note severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, bringing of suit, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and properties securing payment of this Note, and indulgences of every kind. Maker and any endorsers or guarantors of this Note agree that, from time to time, both before and after the maturity date of this Note and without notice, Payee may renew the indebtedness evidenced by this Note, extend the time for any payments on the Note, consent to the substitution of security, accept additional security, or release any existing security for this Note and accept partial payments of this Note without in any manner effecting the liability of Maker or any endorser or guarantor under or with respect to this Note, even though Maker or such endorser or guarantor is not a party to any agreement regarding such actions.

     NEITHER THE Payee's acceptance of partial or delinquent performance or payment nor any forebearance, failure or delay by Payee or any holder hereof in exercising any right, power or remedy shall be deemed a waiver of any obligation of the Maker or any endorser, guarantor or other party liable for payment of this Note or of any right, power or remedy of the Payee or any holder hereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     THE PROVISIONS OF THIS NOTE may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the Maker and Payee or any holder hereof. If any term or provision of this Note shall be held invalid, illegal or unenforceability, the validity of all other terms and provisions shall in no way be effected thereby. Any waiver or forbearance must be in writing to be effective against the Payee or any holder hereof and shall only be applicable in the specific instance for which it is given.





                                                                       --------
                                  Page 4 of 5                          INITIALS

$1,000,000.00               HOUSTON, TEXAS            SEPTEMBER 14, 1995


        THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.


                                                PASTA ACQUISITION CO.


                                                By:  /s/  ANGELO PITILLO
                                                   ___________________________
                                                    Angelo Pitillo, President



















                                                                 ________
                                  Page 5 of 5                    INITIALS

                                  EXHIBIT C



                                PROMISSORY NOTE

$224,202.00                      HOUSTON, TEXAS              January 26, 1995

        PASTA ACQUISITION CO., a Texas corporation (hereinafter called "Maker"), for value received, promises and agrees to pay in installments and as herein provided unto the order of GHULAM M. BOMBAYWALA, a resident of Fort Bend County, Texas, whose business address is 10777 Westheimer, Suite 1030, Houston, Texas 77042 or at such other address as Payee shall designate, in lawful currency of the United States of America, the principal sum of TWO HUNDRED TWENTY FOUR THOUSAND TWO HUNDRED TWO AND NO/100 DOLLARS ($224,202.00), together with interest thereon from and after the date hereof at the rate of six percent (6%) per annum until maturity. All past due principal and interest shall bear interest until paid at twelve percent (12%) per annum (but in no event to exceed the maximum rate of nonusurious interest allowed by law). All sums paid hereon shall apply first to the satisfaction of accrued interest and the balance to the unpaid principal.

        INTEREST AND PRINCIPAL ON THIS NOTE is payable one (1) year from the date hereof.

        IT IS ESPECIALLY agreed between the parties hereto that time is of the essence with respect to the payment of this Note and, if an "Event of Default" (as defined below) occurs, the owner and holder of this Note may, at its option, declare all sums owing hereon at once due and payable. If default is made in the payment of this Note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees and is also to pay to the owner and holder of this Note all reasonable attorney's or collection fees incurred.

        IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follow: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) in the event that maturity of the Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such




                                                                      --------
                                  Page 1 of 5                         INITIALS

$224,202.00                      HOUSTON, TEXAS                 JANUARY 26, 1996

acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker); and (iii) it is further agreed, without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged, or received on this Note that are made for the purpose of determining whether such rate exceeds the maximum amount of interest allowed by applicable law, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Note so that such rate of interest on account of this Note, as so calculated, is uniform throughout the term thereof; and (iv) that the Maker and Payee agree that for the purposes of this paragraph, the applicable interest ceiling is the Highest Lawful Rate under the laws of any jurisdiction which may be held to apply to this Note.

        EVENT OF DEFAULT OR DEFAULT shall mean the occurrence of any of the following events:

        1. Maker's failure to pay principal of, or interest on, this Note as and when due and payable or the failure of Maker or the Guarantor, as defined below, to pay when due any installment or payment of principal or interest owed by Maker or Guarantor to Payee under the Notes as defined in Section 2.02 of the Merger Agreement;

        2. Maker or Guarantor fails to perform or observe any material term, covenant or agreement contained in the Guaranty Agreement or the Security Documents referred to below;

        3. Maker, Guarantor or any of their material subsidiaries shall individually or collectively: (a) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; (b) commence any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (c) have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or (d) take any board or shareholder action approving any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (e) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

$224,202.00                   HOUSTON, TEXAS                  JANUARY 26, 1996



         4. The Guaranty Agreement or Security Documents shall at any time after execution and delivery thereof and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Guarantor or Maker or if Guarantor or Maker shall deny that it or they have any liability or obligation under, or shall fail to perform their respective obligations under the Guaranty Agreement or Security Agreements.

        IF ANY EVENT OF DEFAULT shall occur and be continuing under this Note, Payee or any owner and holder of this Note agrees to provide Maker and the Guarantor hereof thirty (30) days prior written notice specifying such default and providing Maker an opportunity to cure such default within such period prior to any acceleration of this Note; provided, however, no notice shall be required upon the occurrence of the Events of Default set forth in clauses (a), (b) or
(d) of number subparagraph 3 of this Note above and sixty (60) days prior written notice shall be provided upon the occurrence of the Events of Default set forth in numbered subparagraphs 2 and 4 above. Following such written notice, if required, and the failure of Maker to cure such default in every respect, all indebtedness represented by this Note shall be immediately due and payable without further action or notice by Payee or any holder hereof to Maker. If Maker cures such default after receiving notice thereof, Maker shall provide written notice to Payee or the owner and holder hereof stating the steps taken to cure such default and stating that the default is cured within the specified notice period.

        MAKER reserves the option of prepaying the principal of this Note, in whole or in part, at any time after the date hereof without penalty. Accrued and unpaid interest with respect to such principal amount prepaid is due and payable on the date of such prepayment. Maker shall be required to prepay the Note to the extent and in the circumstances set forth in Section 2.02 of the Plan and Agreement of Merger by and among Maker, Guarantor, Payee and The Original Pasta Company dated effective as of September 14, 1995 (the "Merger Agreement"). Payment of this Note is subordinated in the circumstances set forth in Section 2.02 of the Merger Agreement.

        THIS NOTE is entitled to the benefits of and the security afforded by
(I) that certain Security Agreement between Maker and Payee dated September 14, 1995; (ii) Pledge and Security Agreement dated September 14, 1995 between Watermarc Food Management Co. ("Guarantor") and Payee dated September 14, 1995;
(iii) the Guaranty Agreement executed by the Guarantor in favor of the Payee dated September 14, 1995; and (iv) any other agreements, instruments or filings intended to provide security for this Note as provided for in Section 2.02 of the Merger Agreement (collectively, the "Security Documents").

        IN THE EVENT OF ANY DISPUTE or litigation between the Payee and the Maker or Guarantor or any other person or party with respect to this Note, the Merger Agreement or the Security Documents or with respect to any other matter, thing, event or occurrence, whether past, present or arising in the future, the Maker waives all rights of set off, offset and the right to interpose

$224,202.00                    HOUSTON, TEXAS                JANUARY 26, 1996

any legal claims or counterclaims, the effect of which would be to delay, reduce, deny, limit or offset its obligations under this Note.

        IF THE EVENT OF ANY CONFLICT between the terms and provisions of this Note, the Security Documents or the Merger Agreement or any other agreement relating hereto or thereto, the terms and provisions of this Note shall control.

        EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN, Maker and any endorsers or guarantors of this Note severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, bringing of suit, and diligence in taking any action to collect any sums owing under Note or in proceeding against any of the rights and properties securing payment of this Note, and indulgences of every kind. Maker and any endorsers or guarantors of this Note agree that, from time to time, both before and after the maturity date of this Note and without notice, Payee may renew the indebtedness evidenced by this Note, extend the time for any payments on the Note, consent to the substitution of security, accept additional security, or release any existing security for this Note and accept partial payments of this Note without in any manner effecting the liability of maker or any endorser or guarantor under or with respect to this Note, even though Maker or such endorser or guarantor is not a party to any agreement regarding such actions.

        NEITHER THE Payee's acceptance of partial or delinquent performance or payment nor any forbearance, failure or delay by Payee or any holder hereof in exercising any right, power or remedy shall be deemed a waiver of any obligation of the Maker or any endorser, guarantor or other party liable for payment of this Note or of any right, power or remedy of the Payee or any holder hereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        THE PROVISIONS OF THIS NOTE may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the Maker and Payee or any holder hereof. If any term or provision of this Note shall be held invalid, illegal or unenforceability, the validity of all other terms and provisions shall in no way be effected thereby. Any waiver or forbearance must be in writing to be effective against the Payee or any holder hereof and shall only be applicable in the specific instance for which it is given.

$224,202.00                     HOUSTON, TEXAS                JANUARY 26, 1996


        THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.


                                                PASTA ACQUISITION CO.


                                                By:  /s/  THOMAS BUCKLEY
                                                   ---------------------------
                                                    Thomas Buckley, Treasurer

                                  EXHIBIT D



                                PROMISSORY NOTE

$595,000.00                  HOUSTON, TEXAS                  JANUARY 26, 1996


     PASTA ACQUISITION CO., a Texas corporation (hereinafter called "Maker"), for value received, promises and agrees to pay in installments and as herein provided unto the order of GHULAM M. BOMBAYWALA, a resident of Fort Bend County, Texas, whose business address is 10777 Westheimer, Suite 1030, Houston, Texas 77042 or at such other address as Payee shall designate, in lawful currency of the United States of America, the principal sum of FIVE HUNDRED NINETY FIVE THOUSAND AND NO/100 DOLLARS ($595,000.00), together with interest thereon from and after the date hereof at the rate of ten percent (10%) per annum until maturity. All past due principal and interest shall bear interest until paid at twelve percent (12%) per annum (but in no event to exceed the maximum rate of nonusurious interest allowed by law). All sums paid hereon shall apply first to the satisfaction of accrued interest and the balance to the unpaid principal.

     INTEREST AND PRINCIPAL ON THIS NOTE is payable one (1) year from the date hereof.

     IT IS ESPECIALLY agreed between the parties hereto that time is of the essence with respect to the payment of this Note and, if an "Event of Default" (as defined below) occurs, the owner and holder of this Note may, at its option, declare all sums owing hereon at once due and payable. If default is made in the payment of this Note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees and is also to pay to the owner and holder of this Note all reasonable attorney's or collection fees incurred.

     IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder hereof (or, if this Note shall have been paid in full, refunded to Maker); (ii) in the event that maturity of the Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note



                                                                    ----------
                              Page 1 of 5                            INITIALS

$595,000.00                  HOUSTON, TEXAS                  JANUARY 26, 1996


shall have been paid in full, refunded to Maker); and (iii) it is further agreed, without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged, or received on this Note that are made for the purpose of determining whether such rate exceeds the maximum amount of interest allowed by applicable law, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Note so that such rate of interest on account of this Note, as so calculated, is uniform throughout the term thereof, and (iv) that the Maker and Payee agree that for the purposes of this paragraph, the applicable interest ceiling is the Highest Lawful Rate under the laws of any jurisdiction which may be held to apply to this Note.

        EVENT OF DEFAULT OR DEFAULT shall mean the occurrence of any of the following events:

        1. Maker's failure to pay the principal of, or interest on, this Note as and when due and payable or the failure of Maker or the Guarantor, as defined below, to pay when due any installment or payment of principal or interest owed by Maker or Guarantor to Payee under the Notes as defined in Section 2.02 of the Merger Agreement;

        2. Maker or Guarantor fails to perform or observe any material term, covenant or agreement contained in the Guaranty Agreement or the Security Documents referred to below;

        3. Maker, Guarantor or any of their material subsidiaries shall individually or collectively: (a) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; (b) commence any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (c) have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; (d) take any board or shareholder action approving any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (e) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or


                                                                 ________
                                  Page 2 of 5                    INITIALS

$595,000.00                      HOUSTON, TEXAS                 JANUARY 26, 1996

        4. The Guaranty Agreement or security Documents shall at any time after execution and delivery thereof and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Guarantor or Maker or if Guarantor or Maker shall deny that it or they have any liability or obligation under, or shall fail to perform their respective obligations under the Guaranty Agreement or Security Agreements.

        IF ANY EVENT OF DEFAULT shall occur and be continuing under this Note, Payee or any owner and holder of this Note agrees to provide Maker and the Guarantor hereof thirty (30) days prior written notice specifying such default and providing Maker an opportunity to cure such default within such period prior to any acceleration of this Note; provided, however, no notice shall be required upon the occurrence of the Events of Default set forth in clauses (a),
(b) or (d) of numbered subparagraph 3 of this Note above and sixty (60) days prior written notice shall be provided upon the occurrence of the Events of Default set forth in numbered subparagraphs 2 and 4 above. Following such written notice, if required, and the failure of Maker to cure such default in every respect, all indebtedness represented by this Note shall be immediately due and payable without further action or notice by the Payee or any holder hereof to Maker. If Maker cures such default after receiving notice thereof, Maker shall provide written notice to Payee or the owner and holder hereof stating the steps taken to cure such default and stating that the default is cured within the specified notice period.

        MAKER reserves the option of prepaying the principal of this Note, in whole or in part, at any time after the date hereof without penalty. Accrued and unpaid interest with respect to such principal amount prepaid is due and payable on the date of such prepayment. Maker shall be required to prepay the Note to the extent and in the circumstances set forth in Section 2.02 of the Plan and Agreement of Merger by and among Maker, Guarantor, Payee and The Original Pasta Co. dated effective as of September 14, 1995 (the "Merger Agreement"). Payment of this Note is subordinated in the circumstances set forth in Section 2.02 of the Merger Agreement.

        THIS NOTE is entitled to the benefits of and the security afforded by
(I) that certain Security Agreement between Maker and Payee dated September 14, 1995; (ii) the Pledge and Security Agreement dated September 14, 1995 between Watermarc Food Management Co. ("Guarantor") and Payee dated September 14, 1995;
(iii) the Guaranty Agreement executed by the Guarantor in favor of the Payee dated September 14, 1995; and (iv) any other agreements, instruments or filings intended to provide security for this Note as provided for in Section 2.02 of the Merger Agreement (collectively the "Security Documents").

        IN THE EVENT OF ANY DISPUTE or litigation between the Payee and the Maker or Guarantor or any other person or party with respect to this Note, the Merger Agreement or the Security Documents or with respect to any other matter, thing, event or occurrence, whether past, present or arising in the future, the Maker waives all rights of set off, offset and the right to interpose

$595,000.00                      HOUSTON, TEXAS                 JANUARY 26, 1996

any legal claims or counterclaims, the effect of which would be to delay, reduce, deny, limit or offset its obligations under this Note.

        IN THE EVENT OF ANY CONFLICT between the terms and provisions of this Note, the Security Documents or the Merger Agreement or any other agreement relating hereto or thereto, the terms and provisions of this Note shall control.

        EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN, Maker and any endorsers or guarantors of this Note severally waive notice, grace, presentment and demand for payment, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, bringing of suit, and diligence in taking any action to collect any sums owing under this Note, and indulgences of every kind. Maker and any endorsers or guarantors of this Note Agree that, from time to time, both before and after the maturity date of this Note and without notice, Payee may renew the indebtedness evidenced by this Note, extend the time for any payments on the Note, consent to the substitution of security, accept additional security, or release any existing security for this Note and accept partial payments of this Note without in any manner effecting the liability of Maker or any endorser or guarantor under or with respect to this Note, even though Maker or such endorser or guarantor is not a party to any agreement regarding such actions.

        NEITHER THE Payee's acceptance of partial or delinquent performance or payments nor any forebearance, failure or delay by Payee or any holder hereof in exercising any right, power or remedy shall be deemed a waiver of any obligation of the Maker or any endorser, guarantor or other party liable for payment of this Note or of any right, power or remedy of the Payee or any holder hereof or preclude any other or further exercise thereof, and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        THE PROVISIONS OF THIS NOTE may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the Maker and Payee or any holder hereof. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be effected thereby. Any waiver or forbearance must be in writing to be effective against the Payee or any holder hereof and shall only be applicable in the specific instance for which it is given.


                                                                       --------
                                 Page 4 of 5                           INITIALS

$595,000.00                   HOUSTON, TEXAS                   JANUARY 26, 1996


        THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.

                                          PASTA ACQUISITION CO.

                                          By: /s/ THOMAS BUCKLEY
                                             ---------------------------------
                                                  Thomas Buckley, Treasurer



                                                                       --------
                                  Page 5 of 5                          INITIALS

                                   Exhibit E

                                PROMISSORY NOTE

$2,175,310.40                   HOUSTON, TEXAS                  JULY 31, 1994

        GHULAM M. BOMBAYWALA, a resident of Harris county, Texas (hereinafter called "Maker") for value received, promises and agrees to pay in installments and as herein provided unto the order of MARCO'S MEXICAN RESTAURANTS, INC., a Texas corporation (hereinafter called "Payee") at its offices in Houston, Harris County, Texas, or at such other location in Harris County, Texas as Payee shall designate, in lawful money of the United States of America, the principal sum of TWO MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND THREE HUNDRED TEN AND 40/100 DOLLARS ($2,175,310.40), together with interest thereon from and after the date hereof at the rate of six percent (6%) per annum until maturity, payable as it accrues on the maturity date of each of the hereinafter mentioned installments, on the then unpaid principal amount hereof. All past due principal and interest shall bear interest until paid at the highest rate allowed by law (but in no event to exceed the maximum rate of nonusurious interest allowed by law). All sums paid hereon shall apply first to the satisfaction of accrued interest and the balance to the unpaid principal.

        INTEREST ON THIS NOTE shall be due and payable annually on July 1 of each year beginning July 31, 1995. Principal payments of $200,000 each shall be due on July 1, 1996, 1997 and 1998 and all remaining principal and interest shall be due on July 31, 1999. Notwithstanding the foregoing, mandatory prepayments of principal shall be payable within thirty (30) days of receipt by Maker of proceeds from the sale of all shares of Billy Blues Food Corporation by him, but only to the extent Maker has previously sold and received cash proceeds from the sale of 2,000,000 shares of Billy Blues Food Corporation which may be retained by him and not applied to prepayment of this Note.

        IF default is made in the payment of any installment of principal or interest hereof, as and when the same is or becomes due, or if default occurs under any instrument securing the payment hereof or executed in connection herewith, the owner and holder of this note may, at its option, with thirty
(30) days written notice, declare all sums owing hereon at once due and payable. If default is made in the payment of this note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees and is also to pay to the owner and holder of this note a reasonable amount as attorney's or collection fees.

        IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or


                                                            -----------
                                                             INITIALS

$2,175,310.40                  HOUSTON, TEXAS                    JULY 31, 1994


as security for this note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this note by the holder hereof (or, if this note shall have been paid in full, refunded to Maker); (ii) in the event that maturity of the note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this note (or if this note shall have been paid in full, refunded to Maker) and (iii) it is further agreed, without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged, or received on this note that are made for the purpose of determining whether such rate exceeds the maximum amount of interest allowed by applicable law, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this note so that such rate of interest on account of this note, as so calculated, is uniform throughout the term thereof; and (iv) that the Maker and Payee agree that for the purposes of this paragraph, the applicable interest ceiling is the Highest Lawful Rate.

        MAKER reserves the option of prepaying the principal of this note, in whole or in part, at any time after the date hereof without penalty. Accrued and unpaid interest with respect to such principal amount prepaid is due and payable on the date of such prepayment.

        THIS NOTE is entitled to the benefits and security afforded by a Pledge Agreement executed by Maker to Payee of even date herewith.

        NOTWITHSTANDING ANYTHING in this Agreement to the contrary, Maker shall have no personal liability on this Note and the sole and exclusive recourse of any owner or holder of this Note for nonpayment hereof is to exercise its rights with respect to the collateral set forth in the above-referenced Pledge Agreement.

        THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and the United States of America.

                                By:  /s/ GHULAM M. BOMBAYWALA
                                   ----------------------------------
                                         GHULAM M. BOMBAYWALA



                                                                       --------
                                  Page 2 of 2                          INITIALS